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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): May 25, 2005

                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)

    MISSOURI                         0-20600                     43-1311101
(State or other                 (Commission File              (I.R.S. Employer
jurisdiction of                      Number)                   Identification
 organization)                                                     Number)

3101 MCKELVEY ROAD
ST. LOUIS, MISSOURI                                                 63044
(Address of principal executive offices)                          (Zip Code)

                               (314) 291-5110
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
        (Former name or former address if changed since last report)

                     ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS.

                  On May 25, 2005, Zoltek Companies, Inc. (the "Company") issued a press release reporting that it had been notified by The Nasdaq Stock Market that the Company is now in full compliance with Nasdaq's periodic filing requirements based on the filing of the Company's Form 10-Q for the period ended March 31, 2005. A copy of the press release is attached hereto as Exhibit 99.

ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) The following exhibit is filed as part of this report:

                  Exhibit Number                     Description
                  --------------                     -----------
                  99                      Press Release issued by the Company
                                          on May 25, 2005.

                                    * * *

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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 26, 2005

                           ZOLTEK COMPANIES, INC.

                           By /s/ Kevin Schott
                              ------------------------
                              Kevin Schott
                              Chief Financial Officer

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                                EXHIBIT INDEX

 Exhibit
 Number                                    Description
 ------                                    -----------

   99                           Press Release, dated May 25, 2005.


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